                                                                  EXHIBIT 99.10

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report

                                          Summary Of Bank, Investment & Petty Cash Accounts                            Attachment 1
                                                   AMCV Cruise Operations, Inc.
Summary                                              Case No: 01-10967 (JCA)                                              UNAUDITED
AMCV Cruise Operations, Inc                          For Month Of July, 2002

                                                 Balances
                                      ------------------------------    Receipts &               Bank
                                          Opening         Closing       Disbursements            Statements      Account
Account                               As Of 7/01/02    As Of 7/31/02    Included                 Included        Reconciled
-------                               -------------    -------------    --------                 --------        ----------
AHC - Certificate Of Deposit *            25,000.00        25,000.00    Yes                      No - Not        Yes
Bank One                                                                                         Concentration
Account # - 880058451981                                                                         Account

AHC - Certificate Of Deposit *            25,000.00        25,000.00    Yes                      No - Not        Yes
Bank One                                                                                         Concentration
Account # - 880058452369                                                                         Account

AMCV Cruise Ops                           35,556.07        70,557.98    Yes                      Yes             Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                          0.00             0.00    Yes                      No - Not        Yes
LaSalle Bank                                                                                     Concentration
Account # - 62-8766-40-4                                                                         Account

American Classic Voyages                       0.00             0.00    No -                     No -            No -
Fleet Bank                                                              Account                  Account         Account
Account # - 941-9148945                                                 closed                   closed          closed

Weston Office                                718.96           640.71    Yes                      Not A Bank      Yes
Petty Cash                                                                                       Account

* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

                                                       Receipts & Disbursements                                      Attachment 2-1
                                                     AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)                           Case No: 01-10967 (JCA)                                            UNAUDITED
                                                            Bank One
                                                     AHC Certificate Of Deposit
                                                      Account # - 880058451981
                                                       1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                  25,000.00

Receipts

                                  ---------
                                       0.00             Total Receipts

Disbursements

                                  ---------
                                       0.00             Total Disbursements

Closing Balance - 31 July 02
                                  25,000.00

                                                       Receipts & Disbursements                                      Attachment 2-2
                                                     AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (87)                            Case No: 01-10967 (JCA)                                           UNAUDITED
                                                               Bank One
                                                     AHC Certificate Of Deposit
                                                      Account # - 880058452369
                                                       1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                  25,000.00

Receipts

                                  ---------
                                       0.00             Total Receipts

Disbursements

                                  ---------
                                       0.00             Total Disbursements

Closing Balance - 31 July 02
                                  25,000.00

                                                      Receipts & Disbursements                                       Attachment 2-3
                                                    AMCV Cruise Operations, Inc.
R&D - First Union                                     Case No: 01-10967 (JCA)                                             UNAUDITED
AMCV Cruise Ops Master Cash                                 First Union
                                                    AMCV Cruise Ops Master Cash
                                                     Account # - 2090002602362
                                                       1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                   35,556.07

Receipts
                                   35,069.66             Misc Deposits

                                   ---------
                                   35,069.66             Total Receipts

Disbursements

                                      (67.75)            Bank Fees

                                   ---------
                                      (67.75)            Total Disbursements

Closing Balance - 31 July 02
                                   70,557.98

                                                       Receipts & Disbursements                                     Attachment 2-4
                                                     AMCV Cruise Operations, Inc.
R&D - LaSalle                                          Case No: 01-10967 (JCA)                                           UNAUDITED
AMCV Escrow - Gohagan                                        LaSalle
                                                       AMCV Escrow - Gohagan
                                                     Account # - 62-8766-40-4
                                                      1 July 02 - 31 July 02

Opening Balance - July 02
                                           0.00

Receipts
                                           0.20      Interest Earned

                                           ----
                                           0.20      Total Receipts

Disbursements

                                          (0.20)     Fees

                                           ----
                                          (0.20)     Total Disbursements

Closing Balance - 31 July 02
                                           0.00

                                                       Receipts & Disbursements                                      Attachment 2-5
                                                     AMCV Cruise Operations, Inc.
R&D - NOLA                                             Case No: 01-10967 (JCA)                                            UNAUDITED
Petty Cash                                                 Weston Office
                                                            Petty Cash
                                                          Account # - NA
                                                      1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                           718.96

Receipts

                                           ------
                                             0.00      Total Receipts

Disbursements


                                           (50.00)     Cleaning Services
                                           (11.00)     Courier
                                                       Postage
                                           (17.25)     Miscellaneous Supplies

                                           ------
                                           (78.25)     Total Disbursements

Closing Balance - 31 July 02
                                           640.71

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 16:54:58
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: JUL-02

currency USD
Company=15 (AMCV OPS)

                                        PTD-Actual
                                        31-Jul-02
                                       -----------
Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                       -----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                       -----------
Total Operating Expenses                      0.00

                                       -----------
Gross Profit                                  0.00

SG&A Expenses
General and Admin Expenses               38,380.23
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                       -----------
Total SG&A Expenses                      38,380.23

                                       -----------
EBITDA                                  (38,380.23)

Depreciation                                  0.00

                                       -----------
Operating Income                        (38,380.23)

Other Expense/(Income)
Interest Income                               0.00
Interest Expense                          1,480.42
Equity in Earnings for Sub              (69,811.69)
Reorganization expenses                  66,629.88
                                       -----------
Total Other Expense/(Income)            137,921.99

                                       -----------
Net Pretax Income/(Loss)               (176,302.22)

Income Tax Expense                            0.00

                                       -----------
Net Income/(Loss)                      (176,302.22)
                                       ===========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:57
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: JUL-02

currency USD
Company=15 (AMCV OPS)

                                           YTD-Actual             YTD-Actual
                                            31-Jul-02              22-Oct-02
                                         ---------------        ---------------
ASSETS

Cash and Equivalent                            29,764.12           1,723,947.86

Restricted Cash                                     0.00             219,000.00

Marketable Securities                          50,000.00              50,000.00

Accounts Receivable                                 0.00              99,684.62

Inventories                                         0.00                   0.00

Prepaid Expenses                              439,622.88             522,662.13

Other Current Assets                            3,600.00               1,750.00

                                         ---------------        ---------------
Total Current Assets                          522,987.00           2,617,044.61

Fixed Assets                                        0.00           9,371,627.23

Accumulated Depreciation                            0.00            (453,764.30)

                                         ---------------        ---------------
Net Fixed Assets                                    0.00           8,917,862.93

Net Goodwill                                        0.00                   0.00

Intercompany Due To/From                   (4,286,857.80)          2,150,807.43

Net Deferred Financing Fees                         0.00                   0.00

Net Investment in Subsidiaries           (521,750,570.18)         66,329,274.35

                                         ---------------        ---------------
Total Other Assets                       (526,037,427.98)         68,480,081.78

                                         ---------------        ---------------
Total Assets                             (525,514,440.98)         80,014,989.32
                                         ===============        ===============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:57
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: JUL-02

currency USD
Company=15 (AMCV OPS)

                                            YTD-Actual             YTD-Actual
                                            31-Jul-02              22-Oct-02
                                         ---------------        ---------------
LIABILITIES

Accounts Payable                              111,290.51               5,363.60

Accrued Liabilities                           108,037.30             289,488.87

Deposits                                            0.00                   0.00

                                         ---------------        ---------------
Total Current Liabilities                     219,327.81             294,852.47

Long Term Debt                                      0.00                   0.00

Other Long Term Liabilities                         0.00                   0.00

                                         ---------------        ---------------
Total Liabilities                             219,327.81             294,852.47

Liabilities Subject to Compromise          29,492,908.96          32,307,000.02

OWNER'S EQUITY

Common Stock                                   10,440.25              10,440.25

Add'l Paid In Capital                     112,772,392.56         112,772,392.56

Current Net Income (Loss)                (600,248,376.99)        (37,037,717.81)

Retained Earnings                         (67,761,133.57)        (28,331,978.17)

                                         ---------------        ---------------
Total Owner's Equity                     (555,226,677.75)         47,413,136.83

                                         ---------------        ---------------
Total Liabilities & Equity               (525,514,440.98)         80,014,989.32
                                         ===============        ===============

AMCV Cruise Operations, Inc.                                   ATTACHMENT 6                                          01-10967 (JCA)
                                                 Summary List of Due To/Due From Accounts
                                                     For the Month Ended July 31, 2002

                                                                 BEGINNING                                             ENDING
AFFILIATE NAME                                 CASE NUMBER        BALANCE            DEBITS             CREDITS        BALANCE
American Classic Voyages Co.                   01-10954        (50,176,429.28)       493,398.17     32,956,421.98   (82,639,453.09)
AMCV Holdings, Inc.                            01-10973           (639,623.36)               --                --      (639,623.36)
The Delta Queen Steamboat Co.                  01-10970       (133,076,321.40)    32,950,004.26        876,882.27  (101,003,199.41)
DQSB II, Inc.                                  01-10974              2,330.40                --                --         2,330.40
Great AQ Steamboat, L.L.C                      01-10960         22,861,057.77          5,581.29                --    22,866,639.06
Great Pacific NW Cruise Line, L.L.C            01-10977          9,433,330.28            446.30                --     9,433,776.58
Great River Cruise Line, L.L.C                 01-10963          9,445,920.46         17,274.22                --     9,463,194.68
Great Ocean Cruise Line, L.L.C                 01-10959         22,063,759.00         16,528.63                --    22,080,287.63
Cruise America Travel, Incorporated            01-10966          4,057,165.15                --                --     4,057,165.15
Delta Queen Coastal Voyages, L.L.C             01-10964           (190,721.38)               --                --      (190,721.38)
Cape Cod Light, L.L.C                          01-10962          3,950,183.20                --                --     3,950,183.20
Cape May Light, L.L.C                          01-10961          8,124,903.59          2,329.52                --     8,127,233.11
Project America, Inc.                          N/A              (4,501,177.23)               --                --    (4,501,177.23)
Oceanic Ship Co.                               N/A              57,688,579.12          2,279.74                --    57,690,858.86
Project America Ship I, Inc.                   N/A                 111,968.41                --                --       111,968.41
Ocean Development Co.                          01-10972          1,559,238.61                --                --     1,559,238.61
Great Hawaiian Cruise Line, Inc.               01-10975            (22,292.97)               --                --       (22,292.97)
Great Hawaiian Properties Corporation          01-10971         (6,116,875.06)               --                --    (6,116,875.06)
American Hawaii Properties Corporation         01-10976          5,188,990.02                --                --     5,188,990.02
Great Independence Ship Co.                    01-10969         36,656,636.93                --                --    36,656,636.93
CAT II, Inc.                                   01-10968          9,637,982.06                --                --     9,637,982.06
                                                              --------------------------------------------------------------------
                                                                (3,941,395.68)    33,487,842.13     33,833,304.25    (4,286,857.80)
                                                              ====================================================================

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JCA)

                           Accounts Receivable Aging
                              As of July 31, 2002

                                  Attachment 7

                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF JULY 31, 2002

LIABILITY ACCOUNT: 15-000-220102-00000

                                                            INVOICE                 REMAINING
SUPPLIER NAME                          INVOICE NUMBER        DATE        AMOUNT      AMOUNT            INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN MARITIME OFFICERS           0702MPB               22-Jul-02   $   842.70  $   842.70     JUL-02 MEDICAL PLAN
                                     020702VACALL          22-Jul-02   $   711.60  $   711.60     JUL-02 PENSION PLAN
                                     0702VAC               22-Jul-02   $   102.00  $   102.00     JUL-02 VACATION PLAN
                                     Total for Supplier:               $ 1,656.30  $ 1,656.30

AMERITECH                            312454145907          13-Jul-02   $   176.07  $   176.07     312 454-1459 007 7

AMO INLAND WATER OPT                 0702DUES              22-Jul-02   $   217.50  $   217.50     JUL-02 DUES&INITIATIONS

AUTOMATIC DATA PROCESSING            543784                 5-Jul-02   $     6.00  $     6.00     102V&
                                     543745                 5-Jul-02   $     2.00  $     2.00     10WCB
                                     544802                12-Jul-02   $    32.20  $    32.20     10WCB
                                     545908                19-Jul-02   $    12.00  $    12.00     10WCB
                                     544167                12-Jul-02   $   119.32  $   119.32     10HK1
                                     545331                19-Jul-02   $    12.00  $    12.00     10HK1
                                     545951                19-Jul-02   $    14.00  $    14.00     102V&
                                     545335                19-Jul-02   $    10.00  $    10.00     10HNJ
                                     Total for Supplier:               $   207.52  $   207.52

BEATY, SUZANNE                       070102                 1-Jul-02   $   250.00  $   250.00     T&E 7/1-31/02

BENTON COUNTY TRUSTEE                123101                31-Dec-01   $ 1,549.91  $ 1,549.91     PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE                 123101B               31-Dec-01   $ 1,704.40  $ 1,704.40     BILL NUMBER 145214
                                     123101A               31-Dec-01   $ 1,963.66  $ 1,963.66     BILL NUMBER 145375
                                     Total for Supplier:               $ 3,668.06  $ 3,668.06

BOB PATTERSON, TRUSTEE               123101B               31-Dec-01   $ 7,025.24  $ 7,025.24     FOLIO NUMBER 6BL-0004-0-00000-0
                                     123101A               31-Dec-01   $ 5,059.38  $ 5,059.38     FOLIO NUMBER 1BL-0004-0-00000-0
                                     Total for Supplier:               $12,084.62  $12,084.62

BROWNING-FERRIS INDUSTRIES           0221820-020100-0278   31-Jan-02   $ 1,097.64  $(1,097.64)

CALIAN, PHILIP                       071602                16-Jul-02   $   202.44  $   202.44     T&E 5/28-7/16/02

CARL E. LEVI, CITY TREASURER         123101                31-Dec-01   $ 1,400.93  $  1,400.93    BILL#76013

CHARLIE CALDWELL, TRUSTEE            123101B               31-Dec-01   $ 2,807.17  $  2,807.17    ACCOUNT NUMBER 000000516
                                     123101A               31-Dec-01   $ 2,459.26  $  2,459.26    ACCOUNT NUMBER 000000340
                                     Total for Supplier:               $ 5,266.43  $  5,266.43

CITY OF PORTLAND                     123101                31-Dec-01   $   100.00  $    100.00    AMERICAN CLASSIC VOYAGES, INC.

CITY TAX COLLECTOR                   123101                31-Dec-01   $    51.77  $     51.77    PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                       123101                31-Dec-01   $ 1,299.20  $  1,299.20    PROPERTY ADDRESS BL000400

DECATUR COUNTY TRUSTEE               123101                31-Dec-01   $   991.66  $    991.66    PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE AND TAXATION   123101A               31-Dec-01   $    10.00  $     10.00    PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE               123101                31-Dec-01   $   166.48  $    166.48    PROPERTY ADDRESS BL000400

DIRECTV                              0032-006733024        26-Dec-01   $    60.33  $     60.33    #006733024
                                     0031-006733024        26-Nov-01   $    60.33  $     60.33    ACCT#006733024
                                     0030-006733024A       26-Oct-01   $    60.33  $     60.33    ACCT#006733024
                                     0024-006733024C       23-Apr-01   $  (659.33) $   (659.33)   OVERPAID CK#4002327 ACCT#006733024
                                     Total for Supplier:               $  (478.34) $   (478.34)

DIVERSEY LEVER, INC                  30706                 18-Dec-01   $    (8.97) $     (8.97)   FUEL SURCHARGE CREDIT

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF JULY 31, 2002

LIABILITY ACCOUNT: 15-000-220102-00000

                                                         INVOICE                   REMAINING
SUPPLIER NAME                       INVOICE NUMBER        DATE        AMOUNT        AMOUNT          INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
DYER COUNTY TRUSTEE               123101                31-Dec-01   $  2,915.08   $  2,915.08  PROPERTY ADDRESS BL000400

ENTERGY                           0415-051402CR         14-May-02   $(12,699.89)  $(12,699.89)
                                  0415-051402B          14-May-02   $ 12,699.89   $ 12,699.89
                                  Total for Supplier:               $        --   $        --

EQUISERVE L. P.                   G0118259              12-Jul-02   $  1,272.92   $  1,272.92  JUNE 2002
FEDERAL EXPRESS                   4-289-65863           24-Jul-02   $     35.04   $     35.04  CHICAGO#1767-9328-7
                                  4-281-65568           19-Jul-02   $     32.38   $      32.38 WESTON#2383-6244-0
                                  4-289-26568           17-Jul-02   $      9.81   $       9.81 CHICAGO#1767-9328-7
                                  Total for Supplier:               $     77.23   $      77.23

GABLES SAN MICHELE                634                   22-Jul-02   $     41.06   $      41.06 WATER/SEWER/TRASH #712 6/7-7/7/02

GOODSILL, ANDERSON, QUINN & STEEL 285167                10-Jul-02   $     79.99   $      79.99 LEGAL SVC THRU 6/30/02 C MARTINEZ

GUERRIERO PT, GARY P.             040502IKRA             5-Apr-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 4/5/02
                                  071502IKRA            15-Jul-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 7/15/02
                                  041602IKRA            16-Apr-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 4/16/02
                                  061902IKRA            19-Jun-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 6/19/02
                                  070302IKRA             3-Jul-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 7/3/02
                                  071002IKRA            10-Jul-02   $    188.36   $     188.36 MED SVC Y IKRAM DOS 7/5-10/02
                                  061302IKRA            13-Jun-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 6/13/02
                                  041002IKRA            10-Apr-02   $     94.18   $      94.18 MED SVC Y IKRAM DOS 4/10/02
                                  Total for Supplier:               $    847.62   $     847.62

HARDIN COUNTY TRUSTEE             123101                31-Dec-01   $  2,254.32   $   2,254.32 HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE              123101                31-Dec-01   $    323.79   $     323.79 PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE            123101                31-Dec-01   $    303.80   $     303.80 HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE          123101                31-Dec-01   $  1,014.31   $   1,014.31 PROPERTY ADDRESS BL000400

ICS LOGISTICS                     0305115               19-Apr-02        411.14         411.14
                                  0304250               12-Apr-02   $  1,464.00   $   1,464.00
                                  0303296                5-Apr-02   $    214.50   $     214.50
                                  0301324               29-Mar-02   $  1,872.75   $   1,872.75
                                  0300501               22-Mar-02   $  1,039.50   $   1,039.50
                                  0299608               15-Mar-02   $    965.25   $     965.25
                                  0294084                8-Feb-22   $    230.00   $     230.00
                                  0288151                4-Jan-02   $    990.00   $     990.00
                                  0283961                7-Dec-01   $    990.00   $     990.00
                                  0277999                2-Nov-01   $    990.00   $     990.00
                                  0245847B              12-Oct-01   $  1,056.00   $   1,056.00
                                  Total for Supplier:               $ 10,223.14   $  10,223.14

IIS INC                           061002                10-Jun-02   $  1,595.00   $  (1,595.00)

INTERNATIONAL SURETIES, LTD       400SE3596              3-Jul-02   $ 13,108.00   $   13,108.00 APPEAL BOND 8/14/02-8/14/03:S GEORGE

LAKE COUNTY TRUSTEE               123101                31-Dec-01   $  5,781.44   $    5,781.44 PROPERTY ADDRESS BL000400

LAKELAND RADIOLOGISTS PA          052402FINC            24-May-02   $    164.44   $      164.44 MED EXP J FINCH DOS 5/24/02
                                  052502FINC            25-May-02   $    233.05   $      233.05 MED EXP J FINCH DOS 5/24-25/02
                                  Total for Supplier:               $    397.49   $      397.49

LAURA MAX RACINE, TIPTON COUNTY   123101                31-Dec-01   $  2,110.19       $ 2,110.19 TIPTON COUNTY PERSONAL PROP. TAX
TRUSTEE

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF JULY 31, 2002

LIABILITY ACCOUNT: 15-000-220102-00000

                                                            INVOICE                 REMAINING
SUPPLIER NAME                          INVOICE NUMBER        DATE        AMOUNT       AMOUNT         INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
MARION COUNTY TRUSTEE                123101                31-Dec-01    $1,594.57    $1,594.57   MARION COUNTY PROPERTY TAX

MCI WORLDCOM CONFERENCING            120101                 1-Dec-01    $  (46.07)   $  (46.07)  01-00005980958-00691

MEDCHECK                             582557                30-Jun-02    $  268.32    $  268.32   MEDICAL AUDITING EXP B CRUMP JUN'02
                                     582566                30-Jun-02    $    7.50    $    7.50   MEDICAL AUDITING EXP J FINCH JUN'02
                                     582356                30-Apr-02    $  131.25    $  131.25   MEDICAL AUDITING EXP PATRIOT CREW
                                     Total for Supplier:                $  407.07    $  407.07

MONTGOMERY COUNTY TRUSTEE            123101                31-Dec-01    $2,694.83    $2,694.83   PROPERTY ADDRESS BL000400

MONTGOMERY, BARNETT, BROWN, READ,    65335                 10-Jul-02    $  166.90    $  166.90   LEGAL SVC THRU 6/30/02 E DOWDEN
        HAMMOND & MINTZ, LLP         65337                 10-Jul-02    $  175.00    $  175.00   LEGAL SVC THRU 6/30/02 L NICKERSON
                                     65333                 10-Jul-02    $  986.25    $  986.25   LEGAL SVC THRU 6/30/02 BANKRUPTCY
                                     65334                 10-Jul-02    $   43.75    $   43.75   LEGAL SVC THRU 6/30/02 S LOVE
                                     65336                 10-Jul-02    $2,196.25    $2,196.25   LEGAL SVC THRU 6/30/02 L CARO
                                     Total for Supplier:                $3,568.15    $3,568.15

MOULEDOUX, BLAND,                    000093 01276 4317      1-Jul-02    $  849.36    $  849.36   LEGAL FEES 6/1-30/02 CAPT C BEVERLY
LEGRAND, & BRACKETT                  00093 00152 4309       1-Jul-02    $  669.74    $  669.74   LEGAL FEES 6/1-30/02 B CRUMP
                                     000096 00201 4311      1-Jul-02    $  271.50    $  271.50   LEGAL FEES 6/1-30/02 E MARTIN
                                     000093 00242 4312      1-Jul-02    $  842.04    $  842.04   LEGAL FEES 6/1-30/02 A TODD
                                     000093 01159 4314      1-Jul-02    $  446.30    $  446.30   LEGAL FEES 6/1-30/02 E GONTATSKI
                                     000093 00200 4310      1-Jul-02    $  497.54    $  497.54   LEGAL FEES 6/1-30/02 K MCQUIRE
                                     000093 99207 4320      1-Jul-02    $  400.00    $  400.00   LEGAL FEES 6/1-26/02 J JONES
                                     000093 67300 4318      1-Jul-02    $  192.00    $  192.00   LEGAL FEES 6/1-30/02 J SIMONEAUX
                                     000093 01132 4312      1-Jul-02    $  368.00    $  368.00   LEGAL FEES 6/1-30/02 K HARTFORD
                                     000093 01211 4315      1-Jul-02    $  413.00    $  413.00   LEGAL FEES 6/1-30/02 P BONNETTE
                                     000093 01233 4316      1-Jul-02    $  812.00    $  812.00   LEGAL FEES 6/1-30/02 L ROBINSON
                                     000093 99204 4319      1-Jul-02    $3,126.72    $3,126.72   LEGAL FEES 6/3-30/02 S GEORGE
                                     Total for Supplier:                $8,888.20    $8,888.20

MURRAY MD, PATRICK C                 021902ROSS            19-Feb-05    $   60.91    $   60.91   MED SVC K ROSS DOS 2/19/02
                                     061102ROSS            11-Jun-02    $   60.91    $   60.91   MED SVC K ROSS DOS 6/11/02
                                     Total for Supplier:                $  121.82    $  121.82

NATCHEZ WATER WORKS                  40902                  9-Apr-02    $  (18.36)   $  (18.36)  #13418

NYS LLC/LLP FEE                      123101B               31-Dec-01    $  325.00    $  325.00   DELTA QUEEN COASTAL VOYAGES, L.L.C.
                                     123101A               31-Dec-01    $  325.00    $  325.00   CAPE MAY LIGHT, L. L. C.
                                     Total for Supplier:                $  650.00    $  650.00

PAUL MEADOW, TRUSTEE                 123101                31-Dec-01    $4,646.31    $4,646.31   LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                         123101                31-Dec-01    $  544.04    $  544.04   PROPERTY ADDRESS BL000400

PUSTIZZI, EDDIE                      070102                 1-Jul-02    $  508.99    $  508.99   T&E 7/1-31/02

RIVER REGION HEALTH SYSTEM-ER        0502402MIZZI          24-May-02    $3,934.39    $3,934.39   MED SVC M MIZZELL DOS 5/24/02
                                     0502402MIZZ           24-May-02    $  731.53    $  731.53   MED SVC M MIZZELL DOS 5/24/02
                                     Total for Supplier:                $4,665.92    $4,665.92

SMART RESOURCES, INC.                141502                15-Jul-02    $  438.07    $  438.07   TEMP HELP K SALMOND
                                     141552                22-Jul-02    $  308.50    $  308.50   TEMP HELP K SALMOND
                                     Total for Supplier:                $  746.57    $  746.57

SOMERSET REFINERY, INC.              12718B                25-Oct-01    $3,771.46    $    0.01   PO#11923

SOUTHWESTERN BELL                    0227 122401           24-Dec-01    $  (14.66)   $  (14.66)  314-436-0227-138-8
                                     8922 120401            4-Dec-01    $   (7.62)   $   (7.62)  573 221-8922 555-7
                                     Total for Supplier:                $  (22.28)   $  (22.28)

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF JULY 31, 2002

LIABILITY ACCOUNT: 15-000-220102-00000

                                                          INVOICE                   REMAINING
SUPPLIER NAME                         INVOICE NUMBER        DATE       AMOUNT        AMOUNT        INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
STANDARD COURIER                    30983                 27-Jul-02   $      4.50   $      4.50
                                    30875                 20-Jul-02   $      4.50   $      4.50
                                    Total for Supplier:               $      9.00   $      9.00

STATE OF NEW JERSEY                 123101                31-Dec-01   $    340.00   $    340.00   DELTA QUEEN STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT           123101                31-Dec-01   $    340.00   $    340.00   DQSB II, INC

STEWART COUNTY TRUSTEE              123101                31-Dec-01   $  2,569.98   $  2,569.98   PROPERTY ADDRESS BL000400

TAX COLLECTOR                       123101                31-Dec-01   $    240.81   $    240.81   PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT OF REVENUE     123101                31-Dec-01   $  7,000.00   $  7,000.00   DELTA QUEEN STEAMBOAT COMPANY

TREASURER, CITY OF MEMPHIS          123101                31-Dec-01   $  2,626.70   $  2,626.70   ACCOUNT NUMBER TBL000400

UNITED CABS CO. INC.                063002MIZZ            30-Jun-02   $    103.00   $    103.00   TRANSPORTATION EXP M MIZZELL

WAYNE COUNTY TRUSTEE                123101                31-Dec-01   $    205.03   $    205.03   PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE TAX DEPARTMENT  123101                31-Dec-01   $  2,010.00   $  2,010.00   AMERICAN CLASSIC VOYAGES, INC.

WESTBANK - MARRERO CAB CO           000012                12-Jul-02   $     16.90   $     16.90   TRANSPORT EXP N PIERCE DOS 6/25/02

WITHERS/SUDDATH RELO SYSTEMS, INC.  145196                30-Oct-01   $  1,040.00   $  10.00 60   DOLLIE LOADS


TOTAL FOR LIABILITY ACCOUNT:                                          $121,477.24   $111,290.51

TOTAL FOR REPORT:                                                     $121,477.24   $111,290.51

DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.